SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 1998
                                                 ------------------

                   ALADDIN GAMING HOLDINGS, LLC
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       (Exact name of Registrant as specified in charter)

                              Nevada
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           (State or other jurisdiction of incorporation)

       333-49717                            88-0379607
--------------------------       --------------------------------
(Commission File Number)        (IRS Employee Identification No.)

831 Pilot Road, Las Vegas, Nevada                        89119
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (702) 736-7114
                                                   --------------

                          Not Applicable
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  (Former name or former address, if changed since last report)


                     ALADDIN CAPITAL CORPORATION
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       (Exact name of Registrant as specified in charter)

                              Nevada
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         (State or other jurisdiction of incorporation)

      333-49717.01                          88-0379606
-------------------------       ---------------------------------
(Commission File Number)        (IRS Employee Identification No.)

831 Pilot Road, Las Vegas, Nevada                        89119
-----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (702) 736-7114
                                                   --------------

                         Not Applicable
-----------------------------------------------------------------
 (Former name or former address, if changed since last report)



               THIS DOCUMENT CONSISTS OF 3 PAGES.

Item 5.   OTHER EVENTS

       On September 17, 1998, Aladdin Gaming Holdings, LLC ("Holdings") informed Planet Hollywood International, Inc. ("Planet Hollywood") that due to the fact Holdings and Planet Hollywood had not yet concluded negotiations on a joint venture to develop a proposed hotel and casino with a music and entertainment theme ("Music Project"), and that in light of Planet Hollywood's previous announcement, Holdings is not certain of Planet Hollywood's ability to participate in the Music
Project. Therefore, Holdings intends to pursue additional prospective joint venture partners for the development, construction and opening of the Music Project. Previously, subsidiaries of Holdings and Planet Hollywood had entered into a memorandum of understanding to own and develop the Music Project, subject to obtaining certain financing commitments and the completion of definitive documents. Although negotiations between Planet Hollywood and Holdings have stalled, Holdings would consider renewing its discussions with Planet Hollywood to develop the Music Project if Holdings deems it appropriate. However, there can be no assurances that Holdings will secure a joint venture partner on terms that are acceptable to Holdings or that Holdings will proceed with the development of the Music Project.

     The Music Project, upon completion, will be the second hotel and casino to be constructed as a part of the 35 acre world class resort, casino and entertainment complex being developed by Aladdin Gaming, LLC, a wholly owned subsidiary of Holdings.

      This Current Report on Form 8-K contains forward-looking statements regarding the Music Project which involves a number of risks and uncertainties. Among factors that could cause actual results to differ include, Holdings' ability to develop the Music Project and to locate a joint venture partner and reach an agreement on matters related thereto, regulation of gaming, receipt of the necessary regulatory and other approvals/consents for the development and construction of the Music Project, market conditions, competition and other factors identified in Holdings' previously filed quarterly reports on Form 10-Q.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Businesses Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits.

               Not Applicable.

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

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALADDIN GAMING HOLDINGS, LLC
                                          (Registrant)


Dated:  September 17, 1998        By:  /s/ Cornelius T. Klerk
                                      ---------------------------
                                       Cornelius T. Klerk
                                       Senior Vice President and
                                       Chief Financial Officer


                                  ALADDIN CAPITAL CORPORATION
                                          (Registrant)


Dated:  September 17, 1998        By:  /s/ Cornelius T. Klerk
                                      ---------------------------
                                       Cornelius T. Klerk
                                       Senior Vice President and
                                       Chief Financial Officer

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